EXHIBIT 10.18
                             Earnest Money Contract
                                610 South Frazier
                                -----------------

                          TEXAS ASSOCIATION OF REALTORS
               COMMERCIAL IMPROVED PROPERTY EARNEST MONEY CONTRACT

           THIS FORM IS FURNISHED BY THE TEXAS ASSOCIATION OF REALTORS
    FOR USE BY ITS MEMBERS.  USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS
            OF THE TEXAS ASSOCIATION OF REALTORS  IS NOT AUTHORIZED.
                    Texas Association of REALTORS , Inc., 1995

1.     PARTIES:     ALBARA  CORPORATION
     (Seller) agrees to sell and convey to DON WALLIS (Buyer) and Buyer agrees to buy from Seller the Property described below.

2.     PROPERTY:     The  real  property  situated  in MONTGOMERY County, Texas, described  as  follows  or  as  described  on  attached  exhibit:

     608  &  610  SOUTH  FRAZIER,  CONROE,  TEXAS
     CONROE  LUMBER  CO.  LT2


     Together with: (a) all buildings, improvements, fixtures, and all property of every kind and character and description (personal or real) owned by Seller located on, attached to, or used in connection with the Property; (b) all rights, privileges and appurtenances pertaining thereto, including any right, title, and interest of Seller in and to adjacent streets, alleys, and rights-of-way; (c) Seller's interest in and to all leases or rents and security deposits; (d) Seller's interest in and to all licenses and permits with respect to the Property; (e) Seller's interest in all third party warranties or guaranties, if transferable, relating to the Property or to any tangible personal property and fixtures located on, attached to, or used in connection with the Property; and (f) Seller's interest in any trade names, if transferable, used in connection with the Property. The property sold by this contract is called the "Property." The metes and bounds description determined by the survey of the Property under paragraph 6(b) shall replace any exhibit describing the perimeter boundaries of the Property if it differs from the exhibit. NOTICE: Any property to be excluded from the sale should be described
          ----------------------------------------------------------------------
in  paragraph  11.
------------------

3.     SALES  PRICE:

     (a)     Cash  portion  of  Sales  Price  payable by Buyer     $   92,000.00
     (b)     Sum  of  all  financing  described  in paragraph 4     $ 368,000.00
     (c)     Sales  Price  [sum  of  (a)  and  (b)]     $  460,000.00

4.     FINANCING:     The  portion  of the Sales Price not payable in cash shall be  paid  as  follows:

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[x]     THIRD  PARTY  FINANCING:     Buyer  shall  apply for a third party first
lien  note  of  $368,000  payable  at  [x]  monthly [  ] quarterly [  ] ________
                -----------------
intervals for not less than 15 years with the initial interest rate not to exceed 9 % per annum. Within 10 days after the Effective Date of this contract Buyer shall apply for all third party financing and shall make every reasonable effort to obtain financing approval. Financing approval shall be deemed to have been obtained when the lender has determined that Buyer has satisfied all of lender's financial conditions (those items relating to Buyer's ability to qualify for approval of a loan). If financing approval is not obtained within 45 days after the Effective Date, this contract shall terminate and the Earnest Money shall be refunded to Buyer. Each note to be executed hereunder shall be secured by vendor's and deed of trust liens.

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5.     EARNEST MONEY:  Buyer shall deposit $ 2000.00 as Earnest Money with FIRST
                                           ---------                       -----
SURETY  (Escrow  Agent)  at  LOOP 336, CONROE (Address) on the Effective Date of
------                       ----------------
this contract. The Earnest Money shall be deposited in an [ ] interest [x] non-interest bearing account in a federally insured financial institution chosen by Escrow Agent and any interest shall be credited to Buyer. If Buyer fails to deposit the Earnest Money as required by this contract, Buyer shall be in default.

6.     TITLE  POLICY  AND  SURVEY:

[x] (a) TITLE POLICY: Seller shall furnish to Buyer at Seller's expense an Owner Policy of Title Insurance (the Title Policy) issued by a licensed title
                                                                ----------------
company  (the Title Company) in the amount of the Sales Price, dated at or after
-------
closing, insuring Buyer against loss under the provisions of the Title Policy, subject only to those title exceptions permitted by this contract, or as may be approved by Buyer in writing, and the standard printed exceptions contained in the promulgated form of Title Policy; provided however that: (1) the exception as to area and boundaries [ ] shall [x] shall not be deleted except for any shortages in area at the expense of [x] Buyer [ ] Seller; and (2) the exception as to restrictive covenants shall be endorsed "None of Record", unless restrictions are approved by Buyer. Within 21 days after the Title Company
                                                 --
receives a copy of this contract Seller shall furnish Buyer a commitment for Title Insurance (the Commitment) including copies of recorded documents evidencing title exceptions. Seller authorizes the Title Company to deliver the Commitment and related documents to Buyer at Buyer's address. Buyer shall have 10 days after receipt of the Commitment and legible copies of documents
--
evidencing title exceptions required by this contract to object in writing to matters disclosed in the Commitment other than the standard printed exceptions as described or limited in this paragraph.

[x]     (b)     SURVEY  REQUIRED:  (Check  (1)  or  (2)  only)

     [x]     (1)     Within  3  days  after:  [  ]  the  Effective  Date of this
                            ---
contract; [ ] the date by which Buyer is required to complete inspections, studies or assessments in paragraph 7(b); (Check (1) or (2) only):

          [x]     (i)     Buyer  may  obtain a survey of the Property at Buyer's
expense.

          [  ]     (ii)     Seller,  at Seller's expense, shall furnish to Buyer
a  survey  of  the  Property  dated  after  the Effective Date of this contract.

          Buyer may, within 3 days after Buyer's receipt of the survey object in
                            -
writing to any matter which constitutes a defect or encumbrance to title on the survey or if the survey shows any part of the Property to lie in a 100-year floodplain area.

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     [  ]     (2)     Within  _________  days  after  the Effective Date of this contract, Seller shall furnish Buyer a true and correct copy of Seller's existing survey of the Property dated ___________________. The survey [check
(i) or (ii)]: (i) [ ] shall be recertified no earlier than ___________________ at the expense of [ ] Buyer [ ] Seller; (ii) [ ] shall not be recertified.
Within ________ days after Buyer receives a copy of the survey or after Buyer receives a copy of the recertified survey, whichever is later, Buyer may object in writing to any matter shown on the survey which constitutes a defect or encumbrance to title or if the survey shows any part of the Property to lie in a 100-year floodplain area.

     The survey required by this paragraph 6(b) shall be made by a Registered Professional Land Surveyor acceptable to the title company and any lender. The survey shall: (i) identify the Property by metes and bounds or platted lot description; (ii) show that the survey was made and staked on the ground with corners permanently marked; (iii) set forth the dimensions and total area of the property; (iv) show the location of all improvements, highways, streets, roads, railroads, rivers, creeks, or other waterways, fences, easements, and rights of way on the Property with all easements and rights of way referenced to their recording information; (v) show any discrepancies or conflicts in boundaries, any visible encroachments, and any portion of the Property lying within the 100 year floodplain as shown on the current Federal Emergency Management Agency map; and (vi) contain the surveyor's certificate that the survey is true and correct.

Buyer's failure to object under paragraph 6(a) or 6(b) within the time allowed shall constitute a waiver of Buyer's right to object except that the requirements in Schedule C of the Commitment shall not be deemed to have been waived. If objections are made by Buyer, or any third party lender, Seller shall cure the objections within 20 days after the date Seller receives them. The Closing Date shall be extended as necessary to cure objections. If objections are not cured by the extended Closing Date, this contract shall terminate and the Earnest Money shall be refunded to Buyer unless Buyer elects to waive the objections.

7.     PROPERTY  CONDITION/FEASIBILITY  STUDIES:  (Check  (a)  or  (b)  only)

[  ]     (a)     PRESENT  CONDITION:

     [  ]     (1)     Buyer  accepts  the  Property  in  its  present  "as-is"
condition.  Buyer  shall  pay  for  any  repairs  required  by  a  lender.

     [ ] (2) Buyer accepts the Property in its present condition provided that Seller, at Seller's expense, shall complete the following repairs prior to closing: ___________________________________________________________
________________________________________________________________________________
________________________. Buyer shall pay for any other repairs required by a lender.

[x]     (b)     INSPECTIONS  AND  FEASIBILITY STUDIES:  Within 15 days after the
                                                               --
Effective Date of this contract Buyer, at Buyer's expense, may complete or cause to be completed inspections of the Property (including all improvements and fixtures) by inspectors of Buyer's choice. Inspections may include but are not limited to: (i) physical property inspections including, but not limited to, structural pest control, mechanical, structural, electrical, or plumbing inspections; (ii) economic feasibility studies; (iii) any type of environmental assessment or engineering study including the performance of tests such as soils tests, air sampling, or paint sampling; and (iv) compliance inspections to determine compliance with zoning ordinances, restrictions, building codes, and statutes (e.g., ADA, OSHA, and others). Seller shall permit Buyer and Buyer's inspectors access to the Property at reasonable times. Seller shall pay for turning utilities on for inspections. If Buyer determines, in Buyer's sole judgment, that the Property is not suitable for any reason for Buyer's intended use or is not in satisfactory condition, then Buyer may terminate this contract by providing written notice of termination and copies of all reports and inspections, studies, or assessments completed or caused to be completed by Buyer under this paragraph to Seller within the time required to complete the inspections, studies, or assessments under this paragraph, and the Earnest Money shall be refunded to Buyer less the sum of $ N/A to be retained by Seller as
                                                 ---
independent consideration for Buyer's right to terminate under this paragraph. If Buyer does not terminate this contract within the time required any objections with respect to the inspections, studies and assessments under this paragraph shall be deemed waived by Buyer. If this contract does not close through no fault of Seller, Buyer shall restore the Property to its original condition if altered due to inspections, studies, or assessments completed by Buyer or Buyer's inspectors. Within _____ days after the Effective Date of this contract Seller shall deliver to Buyer (strike any not to be delivered):

          (1) a current rent roll of all leases affecting the Property certified by Seller to be true and correct;

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          (2)     copies of all leases pertaining to the Property, including any modifications,  supplements,  or  amendments  to  the  leases;

          (3) a current inventory of all tangible personal property and fixtures owned by Seller and located on, attached to, or used in connection with the Property;

          (4) copies of all notes and deeds of trust assumed or taken subject to by Buyer;

          (5) copies of all service, maintenance and management agreements relating to the ownership and operation of the Property;

          (6) copies of all warranties and guaranties relating to the Property, or any part thereof, or to the tangible personal property and fixtures owned by Seller and located on, attached to, or used in connection with the Property;

          (7) copies of all fire, hazard, liability, and other insurance policies held by Seller on or affecting the Property;

          (8) copies of all leasing or other commission agreements with respect to the Property that are being assumed by Buyer;

          (9) a copy of the "as-built" plans and specifications of the Property;

          (10) copies of all invoices for utilities and repair expenses incurred by Seller for operation of the Property for each month for the preceding two (2) years prior to the Effective Date of this contract;

          (11) a copy of Seller's income and expense statement for the Property from _________________________ to ___________________________; and

          (12) copies of all previous environmental assessments, studies, or analyses affecting the Property in Seller's possession.

8.     BROKER'S REPRESENTATION AND FEES:  KELLER WILLIAMS (Listing Broker):  [x]
                                          ---------------
represents  Seller  only; [  ] acts as an intermediary between Seller and Buyer.
Any other broker represents: [ ] Seller as Listing Broker's Subagent; [ ] Buyer only. Seller shall pay Listing Broker (choose only one):

[ ]     (a)     the  fee  specified by separate agreement between Listing Broker and  Seller.

[x]     (b)     a  total  cash  fee  of  either $21,000.00 or N/A % of the total
                                                ----------    ---
Sales  Price  in  Montgomery County, Texas on closing of this sale, which Escrow
                  ----------
Agent shall pay from Seller's proceeds of the sale. If Seller defaults, the cash fee shall be due and payable in full. If Buyer defaults, Escrow Agent is authorized to pay Listing Broker one-half of any Earnest Money Seller receives under this contract not to exceed the amount of the cash fee.

9.     CLOSING:

     (a)     The  closing  of the sale shall be on or before October 30, 1998 or
                                                             ----------------
within 7 days after objections to title or the survey have been cured, whichever date is later (the Closing Date); however, if financing or assumption approval has been obtained pursuant to paragraph 4, the Closing Date shall be extended up to 15 days only if necessary to comply with lender's closing instructions (for example, survey, insurance policy, property repairs, closing documents). If either party fails to close this sale by the Closing Date, the non-defaulting party shall be entitled to exercise the remedies contained in paragraph 15.

     (b) At closing Seller shall furnish, at Seller's expense (strike any not to be furnished):

          (1)     tax  statements  showing  no delinquent taxes on the Property;

          (2) a [ ] General [ ] Special Warranty Deed conveying good and indefeasible title to the Property showing no additional exceptions to those permitted in paragraph 6;

          (3) a Bill of Sale with warranties to title conveying title, free and clear of all liens, to any personal property defined as part of the Property in paragraph 2 and conveyed by this contract;

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          (4)     an assignment of leases to or on the Property duly executed by
Seller;

          (5) to the extent assignable, an assignment duly executed by Seller of any licenses and permits, maintenance, management or other contracts, and any warranties or guaranties defined as part of the Property in paragraph 2 or conveyed by this contract;

          (6)     a  current  rent  roll  of  the  Property certified by Seller;

          (7) to the extent assignable, an assignment duly executed by Seller of any one or more of the insurance policies held by Seller pertaining to the Property; and

          (8) evidence that the person executing this contract is legally capable and authorized to bind Seller.

10. POSSESSION: Seller shall deliver possession of the Property to Buyer on closing and funding in its present or required repaired condition, ordinary wear
-------------------
and tear excepted Any possession by Buyer prior to closing or Seller after closing that is not authorized by a separate written lease agreement, shall establish a landlord-tenant at sufferance relationship between the parties.

11.     SPECIAL  PROVISIONS:

     (1) Concurrent with the closing of this contract, the parties enter into a separate lease agreement providing for the Seller to lease back the building from the Buyer for a period of one year.

     (2)     Pallet  racks  are  included  in  the  sale.

12.     SALES  EXPENSES:  To  be  paid  in  cash  at  or  prior  to  closing:

     (a) Seller's Expenses: Releases of existing liens, including prepayment penalties and recording fees; release of Seller's loan liability; tax statements or certificates; preparation of deed; one-half of escrow fee; and other expenses stipulated to be paid by Seller under other provisions of this contract.

     (b) Buyer's Expenses: All loan fees or expenses (e.g., fees for application, origination, discount, appraisal, assumption, recording, tax service, mortgagee title policies, credit reports, document preparation and the like); preparation and recording of deed of trust to secure assumption; required premiums for flood and hazard insurance; interest on all periodic installment payment notes from date of disbursements to one payment period prior to dates of first monthly payments; one-half of escrow fee; fees for copies and delivery of title commitment and related documents; and other expenses stipulated to be paid by Buyer under other provisions of this contract.

     (c) If any sales expense exceeds the amount stated in this contract to be paid by either party, either party may terminate this contract unless either party agrees to pay such excess.

13.     PRORATIONS  AND  ESTOPPEL  CERTIFICATES:

     (a) PRORATIONS: Insurance (at Buyer's option) if a transfer is permitted by the insurance carrier, interest on any assumed loan, current taxes, and any rents shall be prorated through the Closing Date. If the amount of the ad valorem taxes for the year in which the sale is closed is not available on the Closing Date, proration of taxes shall be made on the basis of taxes assessed in the previous year, with a subsequent cash adjustment of such proration to be made between Seller and Buyer, if necessary, when actual tax figures are available. If Buyer is assuming payment of or taking subject to any existing loan on the Property, all reserve deposits for the payment of taxes, insurance premiums, and other charges, shall be transferred to Buyer by Seller and Buyer shall pay to Seller the amount of such reserved deposits at closing.

     (b)     ESTOPPEL  CERTIFICATES:  Within 45 days after the Effective Date of
                                             --
this Contract, Seller shall deliver to Buyer estoppel certificates signed not earlier than ____________________ by each tenant leasing space in the Property stating that, as of the date signed: no default exists under the terms of the lease agreement by either lessor or lessee; the amount of any rental payments made in advance, if any; the amount of any security deposits made, if any; the amount of any offsets against rent, if any; and that the tenant has no defenses against the payment of rent accruing under the terms of the lease agreement. If Seller is unable to deliver the estoppel certificates in accordance with the terms of this paragraph without fault by the specified time, Buyer may: (i) terminate this contract and the Earnest Money shall be refunded to Buyer; (ii) extend the time for performance up to 15 days and the Closing Date shall be extended as necessary; or (iii) waive Seller's requirement to deliver the estoppel certificates.

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     (c)     Seller  shall,  at  closing, tender to Buyer any security deposits, prepaid  expenses,  and  advanced  rental  payments paid by any and all tenants.

14.     CASUALLTY  LOSS  AND  CONDEMNATION:

     (a) If any part of the Property is damaged or destroyed by fire or other casualty loss, Seller shall restore the Property to its previous condition as soon as reasonably possible, but in any event by the Closing Date. If Seller is unable to do so without fault, Buyer may: (i) terminate this contract and the Earnest Money shall be refunded to Buyer; (ii) extend the time for performance up to 15 days and the Closing Date shall be extended as necessary; or (iii) accept the Property in its damaged condition and accept an assignment of insurance proceeds. Provisions of the Texas Property Code to the contrary shall not apply.

     (b) If prior to closing condemnation proceedings are commenced against any portion of the Property, Buyer may: (i) terminate this contract by written notice to Seller within ______ days after Buyer is advised of the condemnation proceeding and the Earnest Money shall be refunded to Buyer; or (ii) appear and defend in the condemnation proceeding and any award in condemnation shall, at Buyer's election, become the property of Seller and the sales price shall be reduced by the same amount or any award shall become the property of Buyer and the sales price shall not be reduced.

15. DEFAULT: If Buyer fails to comply with this contract, Buyer shall be in default. Seller may either: enforce specific performance, seek other relief as may be provided by law, or both; or terminate this contract and receive the Earnest Money as liquidated damages, thereby releasing the parties from this contract. If Seller is unable without fault to make any noncasualty repairs, deliver the estoppel certificates, or deliver the Commitment within the time allowed, Buyer may either terminate this contract and receive the Earnest Money as the sole remedy or extend the time for performance up to 15 days and the Closing Date shall be extended as necessary. If Seller fails to comply with this contract for any reason, Seller shall be in default and Buyer may either enforce specific performance, seek such other relief as may be provided by law, or both; or terminate this contract and receive the Earnest Money, thereby releasing the parties from this contract.

16. ATTORNEY FEES: If, Buyer, Seller, Listing Broker, Other Broker, or Escrow Agent is a prevailing party in any legal proceeding brought under or with relation to this contract or this transaction, such party shall be entitled to recover from the non-prevailing parties all costs of such proceeding and reasonable attorney fees. The provisions of this paragraph shall survive closing.

17. ESCROW: If either party makes demand for the payment of the Earnest Money, Escrow Agent has the right to require from all parties and brokers a written release of liability of Escrow Agent for disbursement of the Earnest Money. Any refund or disbursement of Earnest Money under this contract shall be reduced by the amount of unpaid expenses incurred on behalf of the party receiving the Earnest Money, and Escrow Agent shall pay the same to the creditors entitled thereto. At closing, the Earnest Money shall be applied first to any cash down payment, then to Buyer's closing costs and any excess refunded to Buyer. Demands and notices required by this paragraph shall be in writing and delivered by hand delivery or by certified mail, return receipt requested.

18.     MATERIAL  FACTS:

     (a) Seller shall convey the Property on closing: (i) with no liens, assessments, Uniform Commercial Code or other security interests against the Property which will not be satisfied out of the Sales Price unless securing payment of any loans assumed by Buyer; (ii) without any assumed loans in default; and (iii) with no parties in possession of any portion of the Property as lessees, tenants at sufferance, or trespassers except tenants under the written leases delivered to Buyer pursuant to this contract.

     (b) To the best of Seller's knowledge and belief (choose (1) or (2) only):

          [ ]     (1)     Seller  is  not  aware of any material defects to the
Property  except  as  stated  in  the  attached  Property  Condition  Statement.

          [x]     (2)     Seller  is  not  aware  of:

                    (i)     any  material  defects to the Property except:  roof
                                                                            ----
leak  in  middle  of  building.
-------------------------------

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                    (ii)     any  environmental  hazards or conditions affecting
the Property which would violate any federal, state or local statutes, regulations, ordinances or other requirements and more specifically, but without limitation, whether: (1) the Property is or has ever been used for the storage or disposal of hazardous substances or materials or toxic waste, a dump site or landfill, or the housing of any underground tanks or drums; (2) radon, asbestos insulation or fireproofing, ureaformaldehyde foam insulation, lead-based paint or other pollutants or contaminants of any nature now exist or have ever existed on the Property; (3) wetlands, as defined by federal or state law or regulation are on the Property; and (4) threatened or endangered species or their habitat, as defined by the Texas Parks and Wildlife Department or the U.S. Fish and Wildlife Service, are on the property; except as follows: ______________
________________________________________________________________________________
____________.

     (c) Each written lease to be furnished to Buyer under this contract (the leases) shall be in full force and effect according to its terms without amendment or modification that is not disclosed to Buyer in writing. All the leases shall contain the entire written or oral agreements of any kind for the leasing, rental, or occupancy of any portion of the Property. Seller shall disclose in writing to Buyer: (i) any lease modifications, amendments, or defaults made subsequent to the date the leases are furnished to Buyer but prior to closing; (ii) any failure by Seller to comply with all of Seller's obligations under the leases; (iii) any facts or circumstances that would constitute a default by Seller under any lease or entitle any tenant to offsets or damages; (iv) any lease in which tenant does not actually occupy the premises leased; (v) if any rent under any lease has been collected in advance of the current month; (vi) if any concessions, bonuses, free rents, rebates, or other matters affect the rental for any tenant; (vii) if any of the leases or rentals or other sums payable under the leases have been assigned or otherwise encumbered, except as security for loan(s) assumed or taken subject to as provided in this contract; and (viii) if any tenant under any lease is in default.

19. NOTICES: All notices shall be in writing and effective when hand-delivered, mailed by certified mail return receipt requested, or sent by facsimile transmission to:

Buyer  at     242  BASSWOOD  DR.                 Seller at    610  S.  FRAZIER
          ----------------------                            --------------------
              SPRING,  TX  77386                              CONROE,  TX  77301
--------------------------------                 -------------------------------
--------------------------------                 -------------------------------
Phone         (281) 367-5005                     Phone        (409) 539-2992
--------------------------------                 -------------------------------
Fax           (281) 292-5384                     Fax          (409) 539-4141
--------------------------------                 -------------------------------

20. FEDERAL TAX REQUIREMENT: If Seller is a "foreign person", as defined by applicable law, or if Seller fails to deliver an affidavit that Seller is not a "foreign person", then Buyer shall withhold from the sales proceeds at closing an amount sufficient to comply with applicable tax law and deliver the same to the Internal Revenue Service, together with appropriate tax forms. Internal Revenue Service regulations require filing written reports if cash in excess of specified amounts is received in the transaction.

21. DISPUTE RESOLUTION: The parties agree to negotiate in good faith in an effort to resolve any dispute related to this contract that may arise. If the dispute cannot be resolved by negotiation, the dispute shall be submitted to mediation before the parties resort to arbitration or litigation and a mutually acceptable mediator shall be chosen by the parties to the dispute who shall share the cost of mediation services equally.

22. AGREEMENT OF THE PARTIESS: This contract shall be binding on the parties, their heirs, executors, representatives, successors, and assigns. This contract shall be construed under and in accordance with laws of the State of Texas. This contract contains the entire agreement of the parties and cannot be changed except by written agreement. If this contract is executed in a number of identical counterparts, each counterpart is deemed an original and all counterparts shall, collectively, constitute one agreement. Buyer [ ] may [ ] may not assign this contract. If Buyer assigns this contract Buyer shall be relieved of any future liability under this contract only if the assignee assumes in writing all obligations and liability of Buyer under this contract. Addenda which are part of this contract are: __________________________
________________________________________________________________________________
____________.

23. TIME: Time is of the essence in this contract. Strict compliance with the times for performance in this contract is required.

24. EFFECTIVE DATE: The Effective Date of this contract for the purpose of performance of all obligations shall be the date this contract is receipted by the Escrow Agent after all parties have executed this contract.

25.     MISCELLANEOUS:

     (a) Buyer should have an Abstract covering the Property examined by an attorney of Buyer's selection, or Buyer should be furnished with or obtain a Title Policy.

     (b) If the Property is situated in utility or other statutorily created district providing water, sewer, drainage, or flood control facilities and services, Chapter 50 of the Texas Water Code requires Seller to deliver and the Buyer to sign the statutory notice relating to the tax rate, bonded indebtedness, or standby fee of the district prior to final execution of this contract.

     (c) If the Property adjoins or shares a common boundary with the tidally influenced submerged lands of the state, Section 33.135 of the Texas Natural Resources Code, requires a notice regarding coastal area property to be included in the contract.

     (d) Buyer should not rely upon any oral representations about the Property from any source. Seller and any broker have no knowledge of any defects in the Property other than what has been disclosed in this contract or other writing.

     (e) Brokers are not qualified to render property inspections, surveys, engineering studies, environmental assessments, or inspections to determine compliance with zoning, governmental regulations, or laws. Buyer should seek experts to render such services. Selection of inspectors and repairmen is the responsibility of the Buyer and not the Broker.

26. CONTRACT AS OFFER: The execution of this contract by the first party constitutes an offer to buy or sell the Property. Unless accepted by the other party by 5:00 p.m. (in the time zone in which the Property is located) on ____________________, the offer shall lapse and be null and void.

This is intended to be a legally binding contract, READ IT CAREFULLY. NO REPRESENTATION OR RECOMMENDATION IS MADE BY BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS DOCUMENT OR TRANSACTION. CONSULT YOUR ATTORNEY BEFORE SIGNING.

Buyer's                                   Seller's
Attorney  ___________________________     Attorney _____________________________


                                          ALBARA CORPORATION
/S/  D. Wallis                9-4-1998    by:  /S/  Real Provencher
--------------------------------------    --------------------------------------
Buyer                                     Seller
                                          As:  President

______________________________________    ______________________________________
Buyer                                     Seller



                            AGREEMENT BETWEEN BROKERS

Listing Broker agrees to pay __________________________________________________,
Other Broker, a fee of $_________________ or ________ % of the Sales Price when the Listing Broker's fee is received. Escrow Agent is authorized and directed to pay Other Broker from Listing Broker's fee at closing. This Agreement
Between Brokers supersedes any prior offers and agreements for compensation between Brokers.

______________________________________    ______________________________________
Other Broker                License No.     Listing Broker           License No.

By:  __________________________________   By:  _________________________________

______________________________________    ______________________________________
Other Broker's Address       Phone No.     Listing Broker's Address   Phone  No.


                                     RECEIPT

On  this  day, 9-30-98, Escrow Agent acknowledges receipt of:  (a) [x] Contract;
               -------
and  (b)  [  ]  Earnest  Money  in  the  form  of _____________________________.
Escrow  Agent:  FIRST  SURETY  TITLE  CO.     By:  CATHY MOORE
                -------------------------          -----------
Address:  2040  LOOP  336  W.  #200  CONROE  77304     Phone:  409-756-6300
          ----------------------------------------             ------------

                       AMENDMENT TO EARNEST MONEY CONTRACT
                       -----------------------------------


STATE  OF  TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY  OF  MONTGOMERY


     That the undersigned parties, for good and other sufficient consideration, the receipt and sufficiency of which are acknowledged, agree as follows:

1. That certain Earnest Money Contract dated on or about September 4, 1998, executed by Albara Corporation, as Seller, and Don Wallis, as Buyer, for the sale and purchase of 608 and 610 S. Frazier Street, Conroe, Montgomery County, Texas, is amended as follows:

     (a) Buyer shall be entitled to a credit against the purchase price in the amount of $33,500.00 for payment of one years prepaid rent under that certain Lease Agreement dated September 30, 1998, between Don Wallis as Landlord and Rolisher & Assoc., Inc., as Tenant, for the lease of 610 S. Frazier Street. Said credit shall be reflected on the closing statement as a credit to the Buyer and a charge to the Seller.

     (b)     The  Buyer  is  amended  to  include  Darlene  Wallis.

2. Except as herein set forth, the Earnest Money Contract is continued in full force and effect.

     Dated  effective  the  31st  day  of  October,  1998.

SELLER:                                 ALBARA  CORPORATION

                                        By: /s/ Real Provencher
                                           ---------------------------
                                        Name: Real Provencher
                                             -------------------------
                                        Title: President
                                              ------------------------

BUYER:                                  /s/ DONALD DAVID WALLIS
                                        ------------------------------
                                        DONALD  DAVID  WALLIS

                                        /s/ DARLENE WALLIS
                                        ------------------------------
                                        DARLENE  WALLIS

                    GENERAL WARRANTY DEED WITH VENDOR'S LIEN
                    ----------------------------------------


THE  STATE  OF  TEXAS
                              KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF  MONTGOMERY


     That ALBARA CORPORATION, a Texas corporation formerly knows as Marin Fund, Inc. (the "Grantor"), for and in consideration of the sum of TEN AND NO/100
             -------
DOLLARS ($10.00) and other good and valuable consideration to Grantor paid by DONALD DAVID WALLIS and wife, DARLENE WALLIS, whose mailing address is 242 Basswood Drive, Spring, Texas 77386 (collectively, the "Grantees"), the receipt
                                                         --------
and sufficiency of which are hereby acknowledged, and the further consideration of a sum of money in the amount of $241,998.83 paid to Grantor by The Grams Family Trust (the "Payee"), at the instance and request of Grantees, the receipt
                   -----
of which is hereby acknowledged and confessed, as evidence of which Grantees have executed and delivered one certain promissory note (the "Note") of even
                                                                  ----
date herewith in the original principal sum of $241,998.83, payable to the order of the Payee, the payment of the Note secured by that certain Deed of Trust (the "Deed of Trust") to Robert L. Page, Trustee of even date herewith covering the
 ---------------
Property (as hereinafter defined), and by the Vendor's Lien herein retained, has GRANTED, BARGAINED, SOLD and CONVEYED and by these presents does GRANT, BARGAIN, SELL and CONVEY unto Grantees the tract or parcel of land in Montgomery County, Texas, more particularly described on Exhibit "A" attached hereto and
                                           ------------
incorporated herein for all purposes, together with (i) any and all improvements located thereon; (ii) any and all appurtenant easements or rights of way affecting said real property and any of Grantor's rights to use same; (iii) any and all rights of ingress and egress to and from said real property and any of Grantor's rights to use same; (iv) any and all mineral rights and interests of Grantor relating to said real property (present or reversionary); and (v) any and all rights to the present or future use of wastewater, wastewater capacity, drainage, water or other utility facilities to the extent same pertain to or benefit said real property or the improvements located thereon, including without limitation, all reservations of or commitments or letters covering any such use in the future, whether now owned or hereafter acquired; (vi) all right, title and interest of Grantor, if any, in and to (a) any and all roads, streets, alleys and ways (open or proposed) affecting, crossing, fronting or bounding said real property, (b) any and all strips, gores or pieces of property abutting, bounding or which are adjacent or contiguous to said real property (whether owned or claimed by deed, limitations or otherwise), (c) any and all air rights relating to said real property, and (d) any and all reversionary interests in and to said real property (hereinafter collectively referred to as "Property"). Notwithstanding anything contained herein to the contrary,
 --------
Grantor  is  granting,  selling  and conveying the rights described in (iii) and
(vi)  directly  above, without warranty (whether statutory, express or implied).

     This conveyance is made by Grantor and accepted by Grantees subject only to the matters listed on Exhibit "B" attached hereto and incorporated herein for
                         -----------
all purposes, but only to the extent that the same are currently valid and enforceable against the Property.

     TO HAVE AND TO HOLD the Property, subject to the matters herein set forth, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantees, their heirs and assigns forever; and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantees, their heirs and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

     But is it expressly agreed and stipulated that the Vendor's Lien as well as Superior Title in and to the Property are hereby retained until the Note and all amounts due thereunder and under the Deed of Trust are fully paid according to the face, tenor, effect and reading thereof, at which time this General Warranty Deed shall become absolute. Said Vendor's Lien and Superior Title herein retained are hereby transferred, assigned, sold and conveyed without recourse to the Payee.

     All taxes assessed against the Property for the year 1998 have been prorated between the parties, and Grantees hereby assume and agree to pay such taxes in full.

     EXECUTED  this    4th  day  of  November,  1998.
                    ------

                                   GRANTOR:

                                   ALABARA  CORPORATION

                                   By: /s/ Real Provencher
                                       -------------------------------------
                                   Printed Name: Real Provencher
                                                 ---------------------------
                                   Title: President
                                          ----------------------------------


THE  STATE  OF  TEXAS

COUNTY  OF  MONTGOMERY


     This  instrument  was acknowledged before me on the    4th day of November,
                                                         ------
1998, by REAL PROVENCHER, President of Albara Corporation, a Texas corporation, on behalf of said corporation.


                                   /s/ Lela B. Mills
                                   ----------------------------------
                                   Notary  Public  in  and  for
                                   The  State  of  T E X A S

[NOTARY PUBLIC, STATE OF TEXAS SEAL]

My  Commission  Expires:

JAN 25, 2001
_________________________

After  recording,  return  to:

_________________________
_________________________
_________________________

                                    EXHIBIT B

     1. Building line 25 feet wide along the front property line of subject property, as reserved by instrument recorded in Volume 214, Page 336 of the Deed Records of Montgomery County, Texas.

     2. Building line 10 feet wide along the side street property line of subject property, as reserved by instrument recorded in Volume 214, Page 336 of the Deed Records of Montgomery County, Texas.

     3. Easement 5 feet wide along the rear property line of the subject property for the use of public utilities, as imposed by instrument recorded in Volume 214, Page 336 of the Deed Records of Montgomery County, Texas.

     4. A stated one-half (1/2) of one-eighth (1/8) non-participating royalty interest in all of the oil, gas and other minerals in and under the herein described property reserved by Conroe Lumber Company, in instrument recorded in Volume 212, Page 372 of the Deed Records of Montgomery County, Texas.

     5. Terms, conditions and stipulations contained in any and all Lease Agreements, whether of record or not.

     6. Vendor's Lien retained in Deed dated December 5, 1990, filed for record in the office of the County Clerk, on December 10, 1990, under Clerk's File No. 9052188 of the Real Property Records of Montgomery County, Texas, from Fred A. Grams and wife, Alberta Betty Grams to Marin Fund, Inc., securing the payment of one note of even date therewith in the principal sum of $375,000.00, provided; said note being additionally secured by a Deed of Trust of even date therewith to Robert L. Page, Trustee, filed for record in the office of the County Clerk, on December 10, 1990, under Clerk's File No. 9052189 of the Real Property Records of Montgomery County, Texas.

                                   EXHIBIT "A"


Being 0.7551 acre of land in the John Bricker Survey, A-71, Montgomery County, Texas, and being out of and a part of Lot 2, Block "P", Conroe Lumber Corporation Subdivision, map of which is recorded in Volume 4, Page 11 of the Map Records; said 0.7751 acres being more particularly described as follows:

BEGINNING at a 1-1/2" iron pipe found in the East Right-of-Way line of State Highway No. 75 (Frazier Street) for the Northwest corner of said Lot 2, same being the Northwest corner of the herein described tract;

THENCE N. 74 00' 00" E., for a distance of 364.84 feet (called 365.00) to a 3/4" iron pipe found for the Northeast corner of Lot 2, same being the Northeast corner of the herein described tract;

THENCE  S.  15  41'  19" E., along the East line of said Lot 2 for a distance of
90.20 feet, (called S. 16 E., 90.00) to a 1/2" iron rod found for the Southeast corner of the herein described tract;

THENCE S. 74 03' 18" W., (called S. 74 W) for a distance of 365.89 feet to a 1/2" iron pipe found in the aforementioned East Right-of-Way line for the Southwest corner of the herein described tract and being N. 15 01' 05" W.,
10.42 feet (called 10.00 feet) from a 1/2" iron pipe found for the southwest corner of said Lot 2;

THENCE N. 15 01' 05" W., along said Right-of-Way line for a distance of 89.86 feet (called 90.00 feet) to the Point of Beginning and containing in all 0.7551 acre of land, 32,891 square feet.

together with a non-exclusive right-of-way easement for the free and uninterrupted use, liberty and privilege of passing in, along, over and across the real property described as follows:

Being a centerline description of a 10 foot easement out of Lot 2, Block P, Conroe Lumber Corporation Subdivision, map of which is recorded in Volume 4, Page 11, of the County Map Records; said centerline being described more particularly as follows:

BEGINNING at a point on the East right-of-way line of State Highway No. 75 and being N. 15 30' 0" W., a distance of 5.00 feet from the southwest corner of said Lot 2;

THENCE N. 74 00' 00" E., 5.0 feet North of and parallel to the South line of said Lot 2 for a distance of 265.00 feet to the point of termination of the herein described easement.